UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

IDEANOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

114 Broadway, Suite 5116
New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

212-206-1216
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IDEX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Material Amendments or Modifications of Compensatory Arrangements.

5.02(e)

Effective February 16, 2024, Ideanomics, Inc. (the "Company") agreed (i) to reduce the base salary for Mr. Alfred Poor, the Company’s Chief Executive Officer to $325,000 and to (ii) reduce the base salary for Mr. Scott Morrison, the Company’s Chief Financial Officer, to $275,000. The employment agreement for Mr. Poor is further amended to have a reduced severance and change in controls provisions of six months, and the severance provisions for Mr. Morrison's employment agreement is removed and the change in control provision amended to six months. The employment agreements for each of Mr. Poor and Mr. Morrison otherwise remain in their current form, respectively. Mr. Poor and Mr. Morrison are granted $175,000 and $125,000 in shares of common stock respectively.

Effective February 16, 2024, the Company agreed to (i) to reduce the annual compensation for Mr. Shane McMahon as Executive Chairman of the Company to $150,000 in cash and $350,000 in shares of common stock and (ii) to set each of the Independent Director annual cash compensation at $100,000 with $25,000 in shares of common stock vesting on a quarterly basis. Each Independent Director is also entitled to an additional $10,000 cash compensation for each committee served as Lead Director with an accompanying $10,000 in shares of common stock.

Effective February 16, 2024, as part of its continuing restructuring and cost reduction efforts, the Company has also reduced its management staff annual compensation by an average of 21%-23% and removed of all applicable severance provisions and amended applicable change in control provisions to six months.
Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEANOMICS, INC.

	By:	/s/ Alfred P. Poor
Date: February 23, 2024	Name: Alfred P. Poor
Title: Chief Executive Officer